UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 8, 2001

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20838	75-2396863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas		79705-5510
(Address of principal executive offices)		(Zip code)

Registrant's Telephone Number, including area code: (915) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7 -                        Financial Statements and Exhibits

The following exhibit is provided as part of the information furnished under Item 9 of this report.

Exhibit
Number

Description

99.1	Clayton Williams Energy, Inc. Fourth Quarter 2001 Financial Guidance Disclosures

Item 9 -                        Regulation FD Disclosure

The Company hereby incorporates by reference into this Item 9 of Form 8-K the Fourth Quarter 2001 Financial Guidance Disclosures attached as Exhibit 99.1.  This Exhibit 99.1 is being furnished to provide public disclosure of the Company’s estimates to permit preparation of financial models of the Company’s operating results for the quarter ending December 31, 2001.  The Company cautions users of this information that the estimates provided in this Exhibit 99.1 are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates.  The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.
Date:	November 7, 2001	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief
Operating Officer

Date:	November 7, 2001	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial
Officer

INDEX TO EXHIBITS

Exhibit
Number

Description

99.1	Clayton Williams Energy, Inc. Fourth Quarter 2001 Financial Guidance Disclosures